SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8 - K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 10, 1999


                              Data I/O Corporation
             (Exact name of registrant as specified in its charter)


                                   Washington
                 (State or other jurisdiction of incorporation)


                                                0-10394 91-0864123
   (Commission File Number)              (IRS Employer Identification No.)


           10525 Willows Road N.E., Redmond, WA 98073-9746 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (425) 881-6444


                                 Not Applicable
          (Former name or former address, if changed since last report)

                               Page 1 of 16 Pages
                             Exhibit Index at page 4

Item 5.  Other Events

          On February 10, 1999, Data I/O Corporation issued the press release filed herewith as Exhibit 99.1. The press release reported, among other things, that (1) on February 10, 1999 the Company entered into a Standstill Agreement with Bisco Industries, Inc., Bisco Industries, Inc. Profit Sharing and Savings Plan and Glen F. Ceiley (the "Bisco Parties"), a copy of which is filed herewith as Exhibit 10.1; (2) Mr. Ceiley has been added to the Board of Directors of Data I/O; and (3) the Bisco Parties will be permitted to increase their ownership of Data I/O's Common Stock from approximately 14% to up to 19.99% pursuant to an amendment to the Company's Shareholder Rights Plan, a copy of which amendment has been filed with the Securities in Exchange Commission and is incorporated by reference into this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

4.1 Amendment No. 1, dated as of February 10, 1999, to Rights Agreement, dated as of April 4, 1998, between Data I/O Corporation and ChaseMellon Shareholder Services, L.L.C. as Rights Agent (Incorporated by reference to Exhibit 4.1 of the Company's Form 8-A/A dated February 10, 1999).

10.1 Standstill Agreement, dated as of February 10, 1999, among Data I/O Corporation, Bisco Industries, Inc., Bisco Industries, Inc. Profit Sharing and Savings Plan, and Glen F. Ceiley.

99.1 Press release issued on February 10, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Data I/O Corporation


February 10, 1999            By /s/David C. Bullis
                                ---------------------------------
                                 David C. Bullis
                                 President
                                 Chief Executive Officer

                                  Exhibit Index
                          to current report on Form 8-K
                             dated February 10, 1999

4.1   Amendment  No.  1,  dated as of  February  10,  1999,  to  Rights    Page
                                                                           ----
      Agreement,   dated  as  of  April 4,   1998,   between  Data  I/O
      Corporation and ChaseMellon Shareholder Services, L.L.C. as N/A Rights Agent (Incorporated by reference to Exhibit 4.1 of the Company's Form 8-A/A dated February 10, 1999).

10.1  Standstill  Agreement,  dated as of February 10, 1999, among Data    ____
      I/O Corporation,  Bisco Industries,  Inc., Bisco Industries, Inc.
      Profit Sharing and Savings Plan, and Glen F. Ceiley.

99.1  Press release issued on February 10, 1999                            ____

                                                                    EXHIBIT 10.1

                              STANDSTILL AGREEMENT

        This Standstill Agreement (this "Agreement") is made as of February 10, 1999 by and among Data I/O Corporation, a Washington corporation ("the Company"), Bisco Industries, Inc., an Illinois corporation ("Bisco"), Bisco Industries, Inc. Profit Sharing and Savings Plan (the "Plan") and Glen F. Ceiley ("GFC," and collectively with Bisco and the Plan, the "Reporting Persons").

                                    RECITALS

A. The Reporting Persons are the owners of approximately 13.95% of the outstanding common stock of the Company and have requested representation on the Board of Directors of the Company (the "Board").

B. Conditioned on execution of this Agreement by the Reporting Persons, the Board has agreed to appoint GFC to the Board on the terms set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Definitions

        "affiliate" has the meaning set forth in the 1934 Act.

        "associate" has the meaning set forth in the 1934 Act, except that no person will be deemed to be an associate of another person solely because the first person is, directly or indirectly, the beneficial owner of 10% of more of any class of equity securities of the other person unless such ownership causes the first person to be an affiliate of the other person.

        "beneficially own" has the meaning set forth in the regulations included in Rule 13d-3 of the 1934 Act; provided that for purposes of this Agreement, any option, warrant, right, conversion, privilege or arrangement to purchase, acquire or vote Company Voting Securities regardless of the time period during or at which it may be exercised and regardless of the consideration paid shall be deemed to give the holder thereof beneficial ownership of the Company Voting Securities to which it relates. Any Company Voting Securities which are subject to such options, warrants, rights, conversion privileges or other arrangements shall be deemed to be outstanding for purposes of computing the percentage of outstanding securities owned by such Person but shall not be deemed to be outstanding for purposes ofcomputing the percentage of outstanding securities owned by any other Person.

        "Bylaw Notice Provisions" means Sections (13) and (14)of Article II of the Company's Bylaws as in effect on the date hereof.

        "Company Voting Securities" means all classes of capital stock of the Company which are then entitled to vote generally in the election of directors and any securities exchanged for such classes of capital stock and any securities convertible into or exchangeable or exercisable for such classes of capital stock. For purposes of determining the amount or percentage of outstanding Company Voting Securities beneficially owned by a Person, and for purposes of calculating the aggregate voting power relating to such Company Voting Securities, securities that are deemed to be outstanding shall be included to the extent provided in the definition of "beneficially own."

         "1933 Act" means the Securities Act of 1933, as amended, and the regulations promulgated under such statute.

        "1934 Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated under such statute.

        "Person" means a natural person or any legal, commercial or governmental entity, including, but not limited to, a corporation, partnership, joint venture, trust, limited liability company, group acting in concert or any person acting in a representative capacity.

        "Representatives" of a party means (i) the officers, directors or partners of such party or (ii) the employees, agents or advisors of such party acting on behalf of such party.

        "Rights Agent" means ChaseMellon Shareholder Services, L.L.C.

        "Rights Agreement" means that certain Rights Agreement between the Company and the Rights Agent dated as of April 4, 1998.

        "SEC" means the Securities and Exchange Commission.

        "Securities Acts" means the 1933 Act and the 1934 Act.

         "Term" means the period commencing on the date this Agreement is executed and delivered by all of the parties hereto and continuing until midnight on the day which is two business days before the deadline established by the Bylaw Notice Provisions for submitting nominations of persons for election to the Board of Directors of the Company at the 2000 Annual Meeting.

        "1999 Annual Meeting" means the Company's annual meeting of shareholders to be held in 1999.

        "2000 Annual Meeting" means the Company's annual meeting of shareholders to be held in 2000.

2. Board Composition and Related Matters

2.1. The Company agrees that promptly following the execution and delivery of this Agreement by all of the parties hereto, the Board will appoint GFC to the Board to serve until the 1999 Annual Meeting. The Company further agrees to propose and support GFC to stand for election to the Board at the 1999 Annual

Meeting and to include GFC in the Company's 1999 proxy statement. GFC acknowledges and agrees that the foregoing right is for his exclusive and personal benefit and that, if at any time GFC becomes unable or unwilling to serve as a member of the Board, the Company shall have no obligation to nominate, elect or appoint a successor or replacement to GFC.

2.2. GFC acknowledges and agrees that for so long as he shall serve as a member of the Board, he shall have all of the same legal obligations as all other directors of the Company in respect of their service as such under Washington law, including, but not limited to, (i) the obligation to maintain the confidentiality of all material nonpublic information that may be disclosed to GFC or otherwise come into his possession as a director and (ii) the duty to act in the best interests of all shareholders of the Company.

2.3. Nothing in this Agreement is intended to limit the discretion of the Board to expand or reduce its size.

2.4. As soon as practicable following the execution of this Agreement by all parties, the Company shall cause the Rights Agreement to be amended as set forth in Exhibit 2.4, subject to such changes thereto not inconsistent with the substance of Exhibit 2.4 as the Rights Agent shall require, if any.

3.      Annual Meeting and 2000 Annual Meeting

3.1. The Reporting Persons shall provide to the Company such information as the Company may from time to time reasonably request for inclusion in materials to be disseminated in connection with the 1999 Annual Meeting and the 2000 Annual Meeting under the Securities Acts in order to comply with the disclosure requirements of the Securities Acts. The Reporting Persons represent and warrant to the Company that such information shall not contain any material misstatement or omission.

3.2. At any meeting of the shareholders of the Company held during the Term, the Reporting Persons shall (i) vote, or cause to be voted, all shares of the Company Voting Securities beneficially owned by the Reporting Persons as of the appropriate record date for such meeting in favor of the election to the Board of the persons nominated by the Board for election to the Board at such meeting (the "Company Nominees"), (ii) with respect to any matter other than the matter described by clause (i) above and other than any proposal to amend the articles of incorporation of the Company or any proposal to be voted on by the shareholders of the Company that would require a two-thirds vote of shareholders under the Washington Business Corporation Act (Chapter 23B of the Revised Code of Washington)), (A) vote, or cause to be voted, all shares of the Company Voting Securities beneficially owned by the Reporting Persons as of the appropriate record date for such meeting in accordance with the recommendation of a majority of the Board with respect to any proposal to be voted on by shareholders at such meeting or (B) vote, or cause to be voted, all shares of the Company Voting Securities beneficially owned by the Reporting Persons as of the appropriate record date for such meeting in the same proportion as the percentage of votes cast by the shareholders of the Company in favor of, opposing and abstaining from any proposal to be voted on by shareholders at such meeting, (iii) ensure that all shares of Company Voting Securities beneficially owned by the Reporting Persons or any of their respective affiliates are voted and deemed to be present, in person or by proxy, at any meeting of the shareholders of the Company held during the Term so that all Company Voting Securities so beneficially owned may be counted for the purpose of determining the presence of a quorum at each such meeting and (iv) except as otherwise instructed by the Company, not vote (or cause to be voted) any shares of the Company Voting Securities beneficially owned by the Reporting Persons as of the appropriate record date for such meeting in favor of the removal from the Board of any director.

3.3. As soon as practicable following the execution of this Agreement, the Company shall issue a press release in the form of Exhibit 3.3 hereto (the "Company Press Release"), (ii) the Company shall file with the SEC a Current Report on Form 8-K to disclose this Agreement in a manner consistent with the Company Press Release and (iii) the Reporting Persons shall file with the SEC an amendment to the Schedule 13D (originally filed by the Reporting Persons on August 29, 1998) to disclose this Agreement in a manner consistent with the Company Press Release. None of the parties will make any public statement (including any statement in any filing with the SEC or any other governmental agency) regarding this Agreement or any event occurring prior to the date hereof that is inconsistent with, or otherwise contrary to, the statements in the Company Press Release or that is critical of any other party hereto or its actions. Nothing herein shall limit, preclude or prevent either the Company or any Reporting Person from making any public statement regarding this Agreement or any event occurring prior to the date hereof that is neither inconsistent with, not otherwise contrary to, the statements in the Company Press Release, nor critical of any other party hereto or its actions, provided that all such public statements shall be in compliance with applicable securities laws and consistent with any such party's fiduciary duties to the Company.

4. Standstill and Related Matters

4.1. Each of the Reporting Persons agrees that, during the Term, neither such Reporting Person nor its affiliates or associates will, directly or indirectly, beneficially own any Company Voting Securities exceeding, in the aggregate among the Reporting Persons (including its affiliates and associates), 19.99% of the Company's then outstanding Company Voting Securities, except pursuant to any dividends or distributions of Company Voting Securities made on or to the Company Voting Securities beneficially owned by such Person.

4.2. Provided that the Company is not in material default under this Agreement, each of the Reporting Persons agrees that, during the Term, unless such shall have been specifically invited in writing by the Company, neither such Reporting Person nor any of its affiliates or Representatives will in any manner, directly or indirectly: (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (i) any acquisition of any securities (or beneficial ownership thereof) or assets of the Company or any of its subsidiaries (except as otherwise expressly provided by Section 2.4 or 4.1 of this Agreement), (ii) any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the

Company or any of its subsidiaries, or (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) or consents to vote any voting securities of the Company; (b) form, join or in any way participate in a "group" (as defined under the 1934 Act) with respect to the Company (other than with the other Reporting Persons); (c) otherwise act, alone or in concert with others, to seek to control or influence the management, Board or policies of the Company, including, without limitation, by (i) initiating or instituting a shareholder vote for any such purpose or (ii) nominating or causing others to nominate or otherwise seeking to elect directors of the Company other than those nominated by the Board; (d) initiate or institute, or participate in the initiation or institution of any legal, regulatory or administrative action or proceeding in any court or regulatory or administrative body of agency with respect to the Company or any of its associates or Representatives, which action or proceeding in any way contests, or otherwise seeks to void, the validity of, or the enforceability of any provision of this Agreement (provided that nothing herein shall prevent the Reporting Persons from defending any such action or proceeding brought by or on behalf of the Company or its affiliates or associates); (e) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in (a) above; or
(f) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Each of the Reporting Persons also agrees during the Term not to request the Company to amend, waive or terminate any provision of this Agreement (including this sentence).

4.3. GFC further agrees that, following the expiration of the Term, if any Reporting Person (i) nominates any person (other than GFC) for election to the Board of Directors of the Company at the 2000 Annual Meeting or submits any proposal to the Company for consideration at the 2000 Annual Meeting or (ii) seeks to call, or participates in calling, a special meeting of the shareholders of the Company, GFC will resign from the Board of Directors of the Company effective concurrently with the delivery to the Company of such nomination or proposal, or the initiation of the process of calling of a special meeting, as the case may be. The Reporting Persons acknowledge and agree that if GFC fails to resign as required by the preceding sentence, the nomination or proposal, or the calling of a special meeting, as the case may be, which gives rise to the obligation to resign will be invalid and not binding in any way on the Company. Nothing in this Agreement shall constitute a waiver, extension or modification of the Bylaw Notice Provisions.

5. Certain Representations and Warranties

5.1. The Company represents and warrants to the Reporting Persons that: (a) its execution, delivery and performance of this Agreement has been approved by the Board and does not violate its articles of incorporation, bylaws or any agreement to which it is a party; and (b) this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

5.2. GFC hereby represents to the Company that: (a) the execution, delivery and performance of this Agreement does not violate any agreement to which he is a party; (b) this Agreement constitutes a valid and binding obligation of GFC, enforceable against him in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; (c) he has consulted with counsel of his choice in connection with his decision to enter into and be bound by this Agreement; and (d) there are no circumstances that would preclude him from serving as a member of the Board.

5.3. Each of Bisco and the Plan represents and warrants to the Company that: (a) its respective execution, delivery and performance of this Agreement has been approved by its board of directors or board of trustees, as the case may be, and does not violate its respective certificate of incorporation, bylaws, trust agreement or any other agreement to which it is a party; and (b) this Agreement constitutes a valid and binding obligation of Bisco or the Plan (as the case may be), enforceable against Bisco or the Plan (as the case may be) in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

5.4. Each of the Reporting Persons represents and warrants to the Company that at the date of this Agreement, the Reporting Persons beneficially own 13.95% of the Company's outstanding Company Voting Securities.

6. Miscellaneous

6.1. This Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes any and all prior representations, agreements or understandings, whether written or oral, between or among any of them with respect to such subject matter. This Agreement may be amended only by a written agreement duly executed by the parties.

6.2. All representations, warranties, covenants and agreements made by the parties in this Agreement shall survive the date hereof until the end of the Term.

6.3. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington without regard to its conflict of law principles. Exclusive jurisdiction to resolve any dispute arising under or in connection with this Agreement is hereby conferred on the Superior Court of King County in the State of Washington or, if the dispute involves issues of federal law or which such Superior Court lacks or declines jurisdiction, on the U.S. federal district court located in King County, Washington. The Parties hereby submit to the exclusive jurisdiction of said Courts.

6.4. This Agreement may not be assigned by any party without the prior written consent of the other parties. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and permitted assigns of the parties; provided, however, that the provisions of this Agreement relating to the nomination of, election to and membership on the Board of GFC are for the exclusive and personal benefit of GFC.

6.5. In the event of litigation or any other proceeding to enforce any right or remedy arising from this Agreement, the prevailing party shall be entitled to its reasonable attorneys' fees and costs.

6.6. Any waiver by any party of a breach of any provision of this Agreement shall not be deemed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement.

6.7. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which shall together constitute a single instrument.


        IN WITNESS WHEREOF, this Agreement has been executed by each of the Parties as of the date first above written.

BISCO INDUSTRIES, INC.                      GLEN F. CEILEY


By: /s/ Glen F. Ceiley                      /s/ Glen F. Ceiley
      Glen F. Ceiley, President and         Glen F. Ceiley, individually
      Chief Executive Officer


BISCO INDUSTRIES PROFIT SHARING             DATA I/O CORPORATION
AND SAVINGS PLAN


By: /s/ Glen F. Ceiley                      By: /s/ David C. Bullis
      Glen F. Ceiley, Trustee                     David C. Bullis, President and
                                                  Chief Executive Officer

                                 Exhibit 2.4 to
                              Standstill Agreement
                             dated February 10, 1999







--------------------------------------------------------------------------------

                              DATA I/O CORPORATION


                                       and


            CHASEMELLON SHAREHOLDER SERVICES L.L.C., AS RIGHTS AGENT




                               Amendment No. 1 to

                                RIGHTS AGREEMENT

                            DATED AS OF APRIL 4, 1998

--------------------------------------------------------------------------------

                               AMENDMENT NO. 1 TO

                                RIGHTS AGREEMENT



        THIS AMENDMENT NO. 1 TO RIGHTS AGREEMENT ("this Amendment") is made as of February 10, 1999 by and between Data I/O Corporation, a Washington corporation (the "Corporation"), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the "Rights Agent"), with respect to the following facts and circumstances.

        A. The Corporation and the Rights Agent entered into a Rights Agreement dated as of April 4, 1998 (the "Rights Agreement").

        B. The Corporation and the Rights Agent now wish to amend the Rights Agreement in the manner set forth below.

        C. This Amendment has been approved by the Board of Directors of the Corporation.

        D. All capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Rights Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

        1. The definition of "Acquiring Person" set forth in Section 1.1 of the Rights Agreement is hereby amended by the deletion of the period that currently appears at the end of said Section 1.1, the replacement of such period with a semicolon and the addition of the following words after such semicolon:

        "and further provided, that none of Glen F. Ceiley ("Mr. Ceiley"), Bisco Industries, Inc., an Illinois corporation ("Bisco"), nor the Bisco Industries, Inc. Profit Sharing and Savings Plan (the "Plan" and, collectively with Mr. Ceiley and Bisco, the "Bisco Parties") shall be treated for any purpose of this Agreement as an Acquiring Person unless and until any one or more of the Bisco Parties, individually or in the aggregate with any one or more of the other Bisco Parties, Beneficially Owns at least 20% of the then outstanding shares of Common Stock, it being expressly intended, however, that (i) each of the Bisco Parties shall be deemed an Acquiring Person in the event that any Bisco Party Beneficially Owns any other shares of Common Stock, which other shares, when aggregated with any shares of Common Stock Beneficially Owned by any of the Bisco Parties, represent 20% or more of the then outstanding Common Stock and (ii) the foregoing exception to the general definition of the term "Acquiring Person" set forth in this Agreement is exclusively for the benefit of the Bisco Parties and any determination regarding the status of any other Person as an Acquiring Person for any purpose of this Agreement shall be made without reference to such exception."

        2. Except as specifically modified by this Amendment, the Rights Agreement shall remain in full force and effect in all respects.



               IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and attested, all as of the date and year first above written.

                             DATA I/O CORPORATION



                             By:    /s/ David C. Bullis
                                    David C. Bullis
                                    President


                            CHASEMELLON SHAREHOLDER SERVICES, L.L.C.



                             By:    /s/ Dianna Rausch
                                    Dianna Rausch
                                    Vice President

                                                                    EXHIBIT 99.1
                                                               to Form 8-K dated
                                                               February 10, 1999

                                                                     EXHIBIT 3.3
                                                   to Standstill Agreement dated
                                                               February 10, 1999
[GRAPHIC OMITTED][GRAPHIC OMITTED]
10525 Willows Road N.E.
Redmond, WA 98052
Tel: (425) 881-6444
Fax:(425) 881-6856

For further information please contact:

Dave Bullis                                   Joel Hatlen
President & CEO                               VP/Finance
Data I/O Corporation                          Data I/O Corporation
425/881-6444                                  425/881-6444


           DATA I/O REACHES AGREEMENT WITH BISCO INDUSTRIES THAT WILL
                     AVOID CONTEST OVER BOARD REPRESENTATION

         Data I/O to Add Bisco's President to its Board and Permit Bisco
             to Buy up to 20% of Its Stock; Bisco Agrees to Support
           Management for the Next Year Under "Standstill" Arrangement

REDMOND, WA -- February 10, 1999. Data I/O Corporation (Nasdaq:DAIO) said today that its has entered into a definitive agreement with Bisco Industries that will resolve a potential proxy contest in connection with Bisco's request for two seats on the Data I/O Board. Bisco is a privately-owned distributor of fasteners and electronic components which has reported ownership of approximately 14% of Data I/O's stock.

Under the agreement, Bisco's President, Glen F. Ceiley, is being added to the Data I/O Board immediately and will be renominated at the 1999 Annual Meeting of Shareholders. The Board, which was recently expanded from four to five members to accommodate the appointment of Fred Hume, Data I/O's incoming CEO, will be further expanded to six members to accommodate the appointment of Mr. Ceiley.

The agreement calls for Bisco to vote its shares of Data I/O Common
Stock in favor of the Board's nominees at all meetings of shareholders during the term of the agreement and not to pursue any unsolicited attempt to acquire Data I/O or initiate a proxy contest. These "standstill" restrictions will expire two business days before Data I/O's bylaw deadline for nominating directors in connection with the year 2000 Annual Meeting of Shareholders. If Bisco decides to nominate directors or propose other business at that Meeting, Mr. Ceiley will be required to resign from the Data I/O Board immediately.

Under the agreement, Data I/O has given Bisco permission to acquire (but not to transfer to a third party) up to 19.99% of its Common Stock without triggering the Company's Shareholder Rights Plan, which has a 15% trigger level. Bisco currently owns approximately 14%.

"This agreement is good news for our shareholders," said Fred Hume, Data I/O's incoming CEO. "It gives our largest shareholder appropriate Board representation on terms that avoid a potentially disruptive proxy contest. Management stability is essential to my goal of consolidating the achievements of my predecessor Dave Bullis in building for the Company's future. A contest over Board representation could have made my job much more difficult. Now, I look forward to working with the entire Board, including Mr. Ceiley, in the next phase of the Company's development. Bisco's interest in increasing its investment in the Company is a welcome gesture of confidence in our future."

The definitive agreement between Data I/O and Bisco will shortly be filed with the Securities and Exchange Commission.

About Data I/O

The market leader for more than 25 years, Data I/O Corporation is the world leader in device programming and handling solutions, providing the most comprehensive product offering from design through manufacturing of programmable integrated circuits. It is the first device programming systems supplier to receive ISO 9001 certification. The company, which is publicly traded (NASDAQ:DAIO), is headquartered in Redmond, Wash., and has sales and support offices worldwide. The company's worldwide web address is http://www.data-io.com.

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